UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2003

VENTURE CATALYST INCORPORATED

(Exact Name of registrant as specified in its charter)

UTAH	0-11532	33-0618806
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

591 Camino De La Reina, Suite 418 San Diego, California	92108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 385-1000

Not Applicable

(Former name or former address, if changed since last report)

Item 7.	Financial Statements and Exhibits.

Exhibit No.	Description

99	Press Release, dated as of September 25, 2003.

Item 12.	Results of Operations and Financial Condition.

On September 25, 2003, Venture Catalyst Incorporated (“VCAT”) issued a press release announcing its operating results for the fourth quarter and the fiscal year ending June 30, 2003. Attached as Exhibit 99 to this report is a copy of VCAT’s press release, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 25, 2003	VENTURE CATALYST INCORPORATED

		By:	/s/ KEVIN MCINTOSH
Kevin McIntosh Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99	Press Release, dated as of September 25, 2003.

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